                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement, File No. 333-90203, of our report dated November 18, 1999 included in Globix Corporation's Form 10-K for the year ended September 30, 1999 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP


February 25, 2000

New York, New York